UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2011
MORRIS PUBLISHING GROUP, LLC
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or other jurisdiction of incorporation)

333-112246	26-2569462
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of Principal Executive Offices)	(Zip Code)

(706) 724-0851
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items

As required by the "Indenture" to the Floating Rate Secured Notes Due 2014 dated March 1, 2010 (the "New Notes"),  Morris Publishing Group, LLC ("Morris Publishing") is required to use its monthly positive operating cash flow, net of permitted cash flow adjustments, ("Excess Free Cash Flow") to repay any amounts outstanding on its working capital facility, and then to redeem (on a prorata basis) stated principal amounts outstanding on the New Notes; provided, however, that no payment or redemptions are required if Excess Free Cash Flow is less than $250,000.

Applying this requirement with respect to Morris Publishing's monthly period ending August 31, 2011, Morris Publishing redeemed $3,445,267 in aggregate stated principal amount of the New Notes on September 16, 2011, the referenced period's Excess Cash Flow Payment Date (as defined in the Indenture). On September 14, 2011, Morris Publishing delivered a certificate to the Trustee under the Indenture stating that $3,445,267 of the aggregate stated principal amounts outstanding on the New Notes will be redeemed on the September 16, 2011 Excess Cash Flow Payment Date.

The table below summarizes all of the aggregate stated principal redemption and interest payments subsequent to the March 1, 2010 issuance date of the New Notes:

(dollars in thousands)	Beginning Principal Outstanding	Principal Redeemed	Interest Paid	Ending Principal Outstanding	Payment Due Date

Quarterly interest payment	$100,000	$-	$833	$100,000	4/1/10
Excess Free Cash Flow-March 2010	100,000	-	-	100,000	4/23/10
Excess cash-Tranche A repayment	100,000	3,211	21	96,789	4/23/10
Excess Free Cash Flow-April 2010	96,789	-	-	96,789	5/21/10
Excess cash-Tranche B refinance	96,789	1,760	24	95,029	5/21/10
Excess Free Cash Flow-May 2010	95,029	1,016	22	94,013	6/17/10
Quarterly interest payment	94,013	-	2,350	94,013	7/1/10
Excess Free Cash Flow-June 2010	94,013	2,803	14	91,210	7/19/10
Excess Free Cash Flow-July 2010	91,210	-	-	91,210	8/24/10
Excess Free Cash Flow-August 2010	91,210	1,094	24	90,116	9/17/10
Quarterly interest payment	90,116	-	2,254	90,116	10/1/10
Excess Free Cash Flow-September 2010	90,116	424	2	89,692	10/19/10
Excess Free Cash Flow-October 2010	89,692	1,994	26	87,698	11/18/10
Excess Free Cash Flow-November 2010	87,698	1,190	24	86,508	12/15/10
Quarterly interest payment	86,508	-	2,163	86,508	1/3/11
Excess Free Cash Flow-December 2010	86,508	-	-	86,508	1/21/11
Excess Free Cash Flow-January 2011	86,508	4,269	55	82,239	2/16/11
Excess Free Cash Flow-February 2011	82,239	3,227	68	79,012	3/16/11
Quarterly interest payment	79,012	-	1,975	79,012	4/1/11
Excess Free Cash Flow-March 2011	79,012	579	3	78,433	4/21/11
Excess Free Cash Flow-April 2011	78,433	-	-	78,433	5/16/11
Excess Free Cash Flow-May 2011	78,433	322	6	78,111	6/15/11
Quarterly interest payment	78,111	-	1,953	78,111	7/1/11
Excess Free Cash Flow-June 2011	78,111	563	3	77,548	7/19/11
Excess Free Cash Flow-July 2011	77,548	-	-	77,548	8/17/11
Excess Free Cash Flow-August 2011	$77,548	3,445	73	$74,103	9/16/11
Total-to date		$25,897	$11,893

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2011	MORRIS PUBLISHING GROUP, LLC

	By:	/s/ Steve K. Stone
Steve K. Stone Senior Vice President-Chief Financial Officer